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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2008

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 4, 2008, Advance Auto Parts, Inc. (“Company”) and certain executive officers have entered into employment agreements with an initial one-year term, which will be automatically renewable for additional one-year terms unless either party provides notice of non-renewal at least 90 days prior to the end of the then effective term.  The respective agreements specify the following initial annual base salary and annual performance-based cash target bonus amount and maximum payout bonus for each executive, calculated as a specified percentage of the executive’s base salary, the performance measures of which will be determined consistent with the measures applied to other senior officers:

Executive Officer	Base Salary	Annual Target Bonus Amount as % of Base Salary	Maximum Bonus Payout Amount as % of Base Salary
Kevin P. Freeland, Executive Vice President, Supply Chain and Information Technology	$500,000	60%	120%

Elwyn G. Murray III, Executive Vice President, Customer Development Officer - DIY	$500,000	65%	130%

Michael A. Norona, Executive Vice President, Chief Financial Officer & Secretary	$415,000	60%	120%

Jimmie L. Wade, Executive Vice President, Customer Development Officer - Commercial	$500,000	65%	130%

The executives are eligible to participate in all of the Company’s applicable benefit plans and programs pursuant to the terms of such programs.

If the executive’s employment is terminated in the event of the executive’s disability or death, the Company shall pay to the executive or to the executive’s designated beneficiary or estate an amount equal to one year of his base salary at the rate then in effect, plus an amount equal to his target bonus for such year.  In addition, all of the restricted stock, stock appreciation rights (“SARs”) and stock options granted to the executive pursuant to the Company’s 2004 Long-Term Incentive Plan (“2004 Plan”) or any successor plan will vest and become exercisable if not then vested or exercisable.

If the Company terminates the executive’s employment without “Cause” (as defined in the agreement) or if the executive terminates his employment for “Good Reason” (as defined in the agreement) (other than following a Change in Control), he will be entitled to severance in an amount equal to one year of his base salary at the rate then in effect, plus an amount equal to his target bonus for such year.  In addition, the Company will pay his COBRA premium for continuation of health coverage plus provide certain outplacement services, all subject to the executive’s signing a general release and complying with the non-competition and non-solicitation agreements described below.  In addition, all shares of restricted stock, SARs and stock options granted to the executive pursuant to the Company’s 2004 Plan or any successor plan will vest and become exercisable if not then vested or exercisable.

If within twelve months after a “Change in Control” (as defined by reference to the definition of Change in Control contained in the 2004 Plan), the Company terminates the executive’s employment other than for Cause, death or disability or the executive terminates his employment for Good Reason, he will be entitled to a severance payment equal to two times his base salary at the rate then in effect, plus two times his target bonus, together with the other benefits and 2004 Plan awards as specified in the preceding paragraph.  In the event of a Change in Control, the executive will also be entitled to a tax gross-up payment intended to make him whole for excise taxes that may be imposed on the Change in Control payments.

In the event of a Change in Control, all restricted stock, SARs and stock options granted to the executive pursuant to the Company’s 2004 Plan or any successor plan will vest and become exercisable if not then vested or exercisable.

The executives will be subject to standard confidentiality and non-disparagement agreements during and following their employment as well as customary non-competition and non-solicitation covenants which will continue following the termination of their employment.

The above description of the employment agreement is not complete and is qualified in its entirety by the full text of the employment agreement, which is filed as Exhibit 10.33 to this Current Report on Form 8-K.

The employment agreements of Messrs. Freeland, Norona, and Wade include an Attachment C, filed as Exhibits 10.34, 10.35 and 10.36, respectively, to this Current Report on Form 8-K, which specifies certain additional agreed-upon terms of their employment that are not otherwise reflected in the form agreement. The employee agreements of Messrs. Murray and Wade supercede and replace their prior employment agreements.

Effective June 4, 2008, the Company and Darren R. Jackson, the Company’s President and Chief Executive Officer, entered into a First Amendment to the Employment Agreement between the Company and Mr. Jackson dated as of January 7, 2008 (“First Amendment”).  The First Amendment provides for immediate vesting or exercisability of shares of restricted stock, stock options or SARs granted pursuant the 2004 Plan upon the termination of Mr. Jackson’s employment in the event of death or disability.  In addition, the First Amendment clarifies that upon termination of employment in the event of disability, Mr. Jackson will be entitled to receive payment of the target bonus amount.  The foregoing description of the First Amendment is not complete and is qualified in its entirety by the full text of the First Amendment, which is filed as Exhibit 10.32 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	10.32	First Amendment effective June 4, 2008 to Employment Agreement between Advance Auto Parts, Inc. and Darren R. Jackson.

	10.33	Form of Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Kevin P. Freeland, Elwyn G. Murray III, Michael A. Norona, and Jimmie L. Wade.

	10.34	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Kevin P. Freeland.

	10.35	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Michael A. Norona.

	10.36	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Jimmie L. Wade.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: June 4, 2008	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Secretary

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.32	First Amendment effective June 4, 2008 to Employment Agreement between Advance Auto Parts, Inc., and Darren R. Jackson

10.33	Form of Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Kevin P. Freeland, Elwyn G. Murray III, Michael A. Norona, and Jimmie L. Wade.

10.34	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Kevin P. Freeland.

10.35	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Michael A. Norona.

10.36	Attachment C to Employment Agreement effective June 4, 2008 between Advance Auto Parts, Inc., and Jimmie L. Wade.